                                                                       EXECUTION


                               STOCK PURCHASE AGREEMENT


            THIS STOCK PURCHASE AGREEMENT, dated as of October 14, 1999 (this "AGREEMENT"), is made by and among J.L. French Automotive Castings, Inc., a Delaware corporation (the "COMPANY"), Onex American Holdings LLC, a Delaware limited liability company ("ONEX"), J2R Partners III, a Minnesota general partnership ("J2R") and the Persons set forth on SCHEDULE A attached hereto (Onex, J2R and the Persons set forth on SCHEDULE A are collectively referred to herein as the "PURCHASERS"). The Purchasers will purchase, severally and not jointly, the number of shares of securities listed on the "SCHEDULE OF PURCHASERS" attached hereto. Except as otherwise indicated, capitalized terms used herein are defined in SECTION 7 hereof.

            The Company will acquire Nelson Metal Products Corporation (the "ACQUISITION") pursuant to a Stock Purchase Agreement, dated as of September 10, 1999, among the Company and certain sellers listed therein (the "PURCHASE AGREEMENT"). The Purchasers are entering into this Agreement to provide equity financing for the Acquisition.

            The parties hereto agree as follows:

            Section 1. AUTHORIZATION OF COMMON STOCK. The Company will authorize the issuance and sale to the Purchasers of:

            (i) 1,112.52858 shares of Class A Common Stock, par value $.01 per share (the "CLASS A-1 COMMON"), for a purchase price of $4,211.97 per share;

            (ii) 3,560.01378 shares of Class B Common Stock, par value $.01 per share (the "CLASS B COMMON"), for a purchase price of $5,263.19 per share;

            (iii) 890.00344 shares of Class C Common Stock, par value $.01 per share (the "CLASS C COMMON"), for a purchase price of $6.65 per share.

            (iv) 1,080.22121 shares of Class D-1 Common Stock, par value $.01 per share (the "CLASS D-1 COMMON"), for a purchase price of $5,263.19 per share;

            (v) 1,117.46991 shares of Class D-2 Non-Voting Common Stock, par value $.01 per share (the "CLASS D-2 COMMON"), for a purchase price of $5,263.19 per share;

            (vi) 549.42278 shares of Class E Common Stock, par value $.01 per share (the "CLASS E COMMON"), for a purchase price of $7.07 per share;

            The Class A Common, Class B Common, Class C Common, Class D-1 Common, Class D-2 Common and Class E Common are hereinafter sometimes referred to collectively as the "COMMON STOCK."

            Section 2.  PURCHASE AND SALE OF COMMON STOCK.

            2A. PURCHASE AND SALE. The Company will sell to each Purchaser, and, subject to the terms and conditions set forth herein, each Purchaser will purchase from the Company the number of shares of Common Stock as set forth beside such Purchaser's name on the SCHEDULE OF PURCHASERS attached hereto, at the purchase price per share as set forth in SECTION 1 above. The sale to and purchase by each Purchaser of the securities to be purchased by such Purchaser hereunder will constitute a separate sale and purchase.

            2B.   THE CLOSING.  The closing of the separate sales and purchases of the Common Stock hereunder (the "CLOSING") will take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 on the date hereof. At the Closing, the Company will deliver to each Purchaser a certificate or certificates evidencing the number of shares of each class of Common Stock to be purchased by such Purchaser, registered in the name of the Purchaser against payment of the purchase price therefor by delivery of a cashier's or certified check or checks of immediately available funds or by wire transfer of immediately available funds to a bank account designated by the Company.

            Section 3. CONDITIONS OF EACH PURCHASER'S OBLIGATION AT THE CLOSING. The obligation of each Purchaser to purchase and pay for the Common Stock to be purchased by such Purchaser at the Closing is subject to the satisfaction on or before the Closing of the following conditions:

            3A.   REPRESENTATIONS AND WARRANTIES.  The representations and
warranties of the Company contained in SECTION 5 hereof will be true in all material respects at and as of the Closing as though then made, except to the extent of changes caused by transactions expressly contemplated herein.

            3B.   AMENDED CERTIFICATE OF INCORPORATION.  The Company's
Certificate of Incorporation will have been amended under the laws of the State of Delaware as set forth in EXHIBIT A attached hereto (as so amended, the "AMENDED CERTIFICATE OF INCORPORATION"). The Amended Certificate of Incorporation will be in full force and effect under the laws of the State of Delaware as of the Closing and will not have been further amended or modified.

            3C.   CLOSING DOCUMENTS.  The Company will have delivered to each of the Purchasers the following documents:

            (i) an Officer's Certificate from the Company, dated the date of the Closing, stating that the conditions specified in SECTION 1 and SECTIONS 3A and 3B, inclusive, have been satisfied; and

            (ii) certified copies of the Amended Certificate of Incorporation and the Bylaws as in effect at the Closing.

            3D.   WAIVER.  Any condition specified in this SECTION 3 may be
waived by any Purchaser as to such Purchaser. No such waiver will be effective against such Purchaser unless it is set forth in a writing executed by such Purchaser.

            Section 4.  RESTRICTIONS ON TRANSFERS.

            4A. RESTRICTIONS. Restricted Securities are transferable pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 of the Securities and Exchange Commission (or any similar rule then in force) if such rule is available, and (iii) subject to the conditions specified in SECTION 4B, any other legally available means of transfer, including any other exemption from registration under the Securities Act.

            4B.   PROCEDURE FOR TRANSFER.  In connection with the transfer of any Restricted Securities (other than a transfer referred to in clauses (i) or (ii) of SECTION 4A above), the holder thereof will deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion (reasonably satisfactory to the Company) of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of such Restricted Securities delivers to the Company an opinion of such counsel to the effect that no subsequent transfer of such Restricted Securities will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act Legend set forth in SECTION 6A below. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof will not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this SECTION 4B and
SECTION 6A.

            Section 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchasers that as of the Closing:

            5A.   ORGANIZATION, ETC.  The Company is a corporation duly
organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement, except where the failure to have such power and authority would not have a material adverse effect upon the business or financial condition of the Company.

            5B.   CAPITAL STOCK AND RELATED MATTERS.

            (i) As of the Closing hereunder, (a) the authorized capital stock of the Company will consist of 20,000 of Class A Common, 30,000 shares of Class B Common, 20,000 shares of Class C Common, 15,000 shares of Class D-1 Common, 15,000 shares of Class D-2 Common and 20,000 shares of Class E Common and (b) the Company will have issued, and there will be outstanding, 9,763.75455 shares of Class A Common, 20,659.90688 shares of Class B Common, 5,164.97674 shares of Class C Common, 6,590.18691 shares of Class D-1 Common, 6,817.43451 shares of Class D-2 Common and 3,351.90538 shares of Class E Common.

            (ii) As of the Closing hereunder, the Company will not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock, nor will it have outstanding any rights, subscriptions, warrants, agreements, commitments or options to subscribe for or to purchase any capital stock or any stock or securities convertible into or exchangeable for any capital stock, except (i) the Convertible Note (as defined herein) and (ii) offers to members of the Company's management to acquire shares of Common Stock. As of the Closing, all of the outstanding shares of the Company's capital stock will have been duly authorized, and upon payment therefore will be validly issued and will be fully paid and nonassessable.

            5C.   AUTHORIZATION; NO BREACH.  The execution, delivery and
performance of this Agreement and all other agreements and transactions contemplated hereby and thereby have been duly authorized by the Company. The Agreement constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, subject to the availability of equitable remedies and to the laws of bankruptcy and other similar laws affecting creditors' rights generally. The execution and delivery by the Company of this Agreement and all other agreements and instruments contemplated hereby and thereby to be executed by the Company, including the filing of the Amended Certificate of Incorporation with the Secretary of State of Delaware, and the offering, sale and issuance of the Common Stock hereunder, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body (other than in connection with certain state and federal securities laws) or any other third party pursuant to, the Amended Certificate of Incorporation or the Bylaws, or any law, statute, rule, regulation, instrument, order, judgment or decree to which the Company is subject or any agreement or instrument to which the Company is a party, or by which its assets are bound, except where the existence of any such conflict, breach, default, right to accelerate or violation, or the creation of any such lien, security interest, charge or encumbrance, or the failure to obtain, take or make any such authorization, consent, approval, exemption, other action, notice or filing, could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the financial condition, operating results or assets of the Company and its Subsidiaries taken as a whole.

            Section 6.  PURCHASERS' REPRESENTATIONS AND WARRANTIES.

            6A.   PURCHASER'S INVESTMENT REPRESENTATIONS.  Each Purchaser hereby represents that it is acquiring the Restricted Securities purchased by such Purchaser hereunder for its own account with the present intention of holding such securities for investment purposes and that it has no intention of selling such securities in a public distribution in violation of federal or state securities laws; provided that nothing contained herein will prevent the Purchasers and the subsequent holders of such securities from transferring such securities in compliance with the provisions of SECTION 4 hereof. Each certificate for Restricted Securities will be conspicuously imprinted with a legend substantially in the following form (the "SECURITIES ACT LEGEND"):

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON OCTOBER 14, 1999, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE TRANSFER OF SUCH SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE STOCK PURCHASE AGREEMENT DATED AS OF OCTOBER 14, 1999, BETWEEN THE ISSUER (THE "COMPANY") AND THE ORIGINAL PURCHASER HEREOF, AND THE COMPANY RESERVES THE RIGHT TO REFUSE TO TRANSFER SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. UPON WRITTEN REQUEST, A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE."

Whenever any shares of Common Stock cease to be Restricted Securities and are not otherwise restricted securities, the holder thereof will be entitled to receive from the Company, without expense, upon surrender to the Company of the certificate representing such shares of Common Stock, a new certificate representing such shares of Common Stock of like tenor but not bearing a legend of the character set forth above.

            6B.   OTHER REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.  Each
Purchaser hereby severally represents and warrants to and covenants and agrees with, the Company that:

            (i) such Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the securities purchased hereunder and has had full access to such other information concerning the Company as such Purchaser may have requested and that in making its decision to invest in the securities being purchased hereunder it is not in any way relying on the fact that any other person has decided to be a Purchaser hereunder or to invest in the securities;

            (ii) such Purchaser (a) is an "accredited investor" as defined in Rule 501(a) under the Securities Act or (b) by reason of its business and financial experience, and the business and financial experience of those retained by it to advise it with respect to its investment in the securities being purchased hereunder, it, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its prospective investment in such securities, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment; and

            (iii) such Purchaser has all requisite power and authority to enter into, deliver and consummate the transactions contemplated by this Agreement (including the purchase of the securities to be purchased by such Purchaser hereunder), and such agreement has been duly authorized, executed and delivered by such Purchaser and constitutes a valid and binding obligation of such Purchaser enforceable in accordance with its terms (subject to the availability of equitable remedies and to the laws of bankruptcy and other similar laws affecting creditors' rights generally) and, as applicable, does not violate such Purchaser's charter, by-laws or other organizational documents.

            Section 7.  WAIVER OF PRE-EMPTIVE RIGHTS; APPROVAL OF JOINDER.

            7A.   TOWER CONVERTIBLE NOTE.  On or about the date hereof the
Company will issue a Subordinated Convertible Note (the "CONVERTIBLE NOTE") to Tower Automotive, Inc., a Delaware corporation ("TOWER"), convertible into 5,087.5480 shares of Class A Common. The Purchasers, as "Stockholders" under the Stockholders Agreement and holders of "Registrable Securities" under the Registration Agreement, hereby waive any and all pre-emptive rights under
Article 6 of the Stockholders Agreement with respect to the issuance of the Convertible Note and any shares of Common Stock issued upon conversion thereof. The Purchasers further consent to (i) the addition of Tower as a party to the Stockholders Agreement and acknowledge that, upon execution of a joinder agreement thereto, Tower will be a "Stockholder" and a holder of "Common Stock" for all purposes thereunder and (ii) the addition of Tower as a party to the Registration Agreement and acknowledge that, upon execution of a joinder agreement thereto, Tower will be an "Investor" and a holder of "Registrable Securities" for all purposes thereunder.

            7B.   ONEX EMPLOYEE STOCKHOLDERS.  Pursuant to this agreement,
certain employees of Onex (the "ONEX EMPLOYEE STOCKHOLDERS") are acquiring Common Stock. The Purchasers, as "Stockholders" under the Stockholders Agreement and holders of "Registrable Securities" under the Registration Agreement hereby consent to (i) the addition of each Onex Employee Stockholder as a party to the Stockholders Agreement and acknowledge that, upon execution of a joinder thereto, each such Onex Employee Stockholder will be a "Stockholder" and a holder of "Common Stock" for all purposes thereunder and (ii) the addition of each Onex Employee Stockholder as a party to the Registration Agreement and acknowledge that, upon execution of a counterpart thereto, each such Onex Employee Stockholder will be an "Investor" and a holder of "Registrable Securities" for all purposes thereunder.

            Section 8.  DEFINITIONS.

            "BYLAWS" means the Bylaws of the company, as such Bylaws may be modified, amended or amended and restated from time to time.

            "OFFICER'S CERTIFICATE" means a certificate signed by any executive officer of the Company, stating that (i) the person signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate, and (ii) to the best of such person's knowledge, such certificate does not misstate any material fact or omit to state any fact necessary to make the certificate not misleading.

            "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency, or political subdivision thereof.

            "REGISTRATION AGREEMENT" means that certain registration agreement, dated as of April 21, 1999 among the Company, Onex, J2R and certain other Stockholders.

            "RESTRICTED SECURITIES" means the Common Stock issued hereunder and any securities issued with respect to such Common Stock by way of any stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
(b) become eligible for sale pursuant to Rule 144 (excluding Rule 144(k)) of the Securities and Exchange Commission (or any similar rule then in force), or (c) been otherwise transferred and new securities for them not bearing the Securities Act Legend set forth in SECTION 6A have been delivered by the company in accordance with SECTION 4B. Whenever any particular securities cease to be Restricted Securities, the holder thereof will be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act Legend of the character set forth in SECTION 6A.

            "RULE 144" means Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

            "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

            "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

            "STOCKHOLDERS AGREEMENT" means that certain Investor Stockholder Agreement, dated as of April 21, 1999, among the Company, Onex, J2R and certain other stockholders.

            "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that

Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

            Section 9.  MISCELLANEOUS.

            9A.   REMEDIES.  The holders of Common Stock acquired hereunder
(directly or indirectly) will have all of the rights and remedies set forth in this Agreement and the Amended Certificate of Incorporation, and all of the rights and remedies which such holders have been granted at any time under any other agreement or contract, and all of the rights and remedies which such holders have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

            9B.   AMENDMENTS AND WAIVERS.  Except as otherwise provided herein, any provision hereof may be amended or waived generally and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of at least a majority of the outstanding shares of Common Stock issued hereunder and, to the extent that any modification, amendment or waiver adversely affects the rights of the holders of any class of Common Stock, by the holders of at least a majority of the outstanding shares initially issued hereunder of such adversely affected class of Common Stock. No course of dealing between the Company and any holder of Common Stock or any delay on the part of any such holder in exercising any rights hereunder or under any agreement contemplated hereby or under the Amended Certificate of Incorporation or the Bylaws will operate as a waiver of any rights of any such holder.

            9C.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All
representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, regardless of any investigation made by any Purchaser or on its behalf.

            9D.   SUCCESSORS AND ASSIGNS.

            (i) Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as the purchaser or holder of Common Stock are also for the benefit of and enforceable by any subsequent holder of such Purchaser's Common Stock.

            (ii) If a sale, transfer, assignment or other disposition of any Common Stock is made in accordance with the provisions of this Agreement to any Person and such securities remain Restricted Securities immediately after such disposition, such Person shall, at or prior to the time such securities are acquired, execute a counterpart of this Agreement with such modifications thereto as may be necessary to reflect such acquisition, and such other documents as are necessary to confirm such Person's agreement to become a party to, and to be bound by, all covenants, terms and conditions of this Agreement as theretofore amended.

            9E.   SEVERABILITY.  Whenever possible, each provision of this
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

            9F.   COUNTERPARTS.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

            9G.   DESCRIPTIVE HEADINGS.  The descriptive headings of this
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            9H.   GOVERNING LAW.  The corporate law of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of New York.

            9I.   NOTICES.    All notices, demands or other communications to be
given or delivered under or by reason of the provisions of this Agreement will be in writing and shall be delivered personally or by telex or telecopy as described below or by reputable over night courier, and shall be deemed given on the date on which such delivery is made. If delivered by telex or telecopy such notices or communications shall be confirmed by a letter delivered by a reputable overnight courier service. Notices, demands and communications will be sent to each Purchaser, other than Onex and J2R, at such Purchaser's address as indicated in the books and records of the Company's transfer agent and registrar and to the Company, Onex and J2R at the address indicated below (or at such other address for a party as shall be specified by such party by notice as provided herein to the other parties):

            NOTICES TO THE COMPANY:

            J.L. French Automotive Castings, Inc.
            3101 South Taylor Drive
            Sheboygan, WI  53082
            Attention:  Chief Executive Officer
            Telecopy: (920) 458-4861

            WITH A COPY TO:

            Kirkland and Ellis
            200 E. Randolph Drive
            Chicago, Illinois 60601
            Attention:  John A. Schoenfeld, Esq.
            Telecopy:  (312) 861-2200

            NOTICES TO ONEX

            Onex American Holdings LLC
            c/o ONEX Investment Corp.
            712 Fifth Avenue, 40th Floor
            New York, New York 10019
            Attention:  Eric J. Rosen
            Telecopy:  (212) 582-0909


            WITH A COPY TO:

            Kirkland & Ellis
            200 East Randolph Drive
            Chicago, Illinois 60601
            Attention:  John A. Schoenfeld, Esq.
            Telecopy:  (312) 861-2200

            NOTICES TO J2R

            J2R Partners III
            c/o Hidden Creek Industries
            4508 IDS Center
            Minneapolis, Minnesota 55402
            Attention: Carl E. Nelson
            Telecopy: (612) 332-2012

            WITH A COPY TO:

            Kirkland & Ellis
            200 East Randolph Drive
            Chicago, Illinois 60601
            Attention:  John A. Schoenfeld, Esq.
            Telecopy:  (312) 861-2200


                                  *   *   *   *   *

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                    J.L. FRENCH AUTOMOTIVE CASTINGS, INC.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------

                                    ONEX AMERICAN HOLDINGS LLC

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------

                                    J2R PARTNERS III

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------

                                    BANCAMERICA CAPITAL INVESTORS II, L.P.
                                    By:  BancAmerica Capital Management II, L.P.
                                    Its:  General Partner

                                    By:  BACM II, GP, LLC
                                    Its:  General Partner

                                    By:
                                          -------------------------------------
                                    Its:  Authorized Member

                                    THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                    COMPANY

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------

                                    NORWEST EQUITY CAPITAL, L.L.C.
                                    By:  Itasca NEC, L.L.C., Managing Member

                                    By:                                , Member
                                          -----------------------------

                                    ROBERT W. BAIRD & CO. INCORPORATED

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------

                    SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

                                    BCP II AFFILIATES FUND LIMITED PARTNERSHIP
                                    By:  Robert W. Baird & Co. Incorporated
                                    Its:  General Partner

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------

                                    BAIRD CAPITAL PARTNERS II LIMITED
                                    PARTNERSHIP
                                    By:  Baird Capital Partners Management
                                    Company, L.L.C.
                                    Its:  General Partner

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------

                                    RANDOLPH STREET PARTNERS II

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------

                                    WINDWARD/METROPOLITAN, L.L.C.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    WINDWARD/PARK WACI, L.L.C.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    ------------------------------------------
                                    Charles M. Waldon


                                    ------------------------------------------
                                    Dugald K. Campbell


                                    ------------------------------------------
                                    Scott D. Rued


                                    ------------------------------------------
                                    Carl E. Nelson


           CONTINUATION OF SIGNATURE PAGES TO THE STOCK PURCHASE AGREEMENT

                                    ------------------------------------------
                                    David J. Huls


                                    Onex Advisor LLC

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    1170809 Ontario Inc.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    1170810 Ontario Inc.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    1170812 Ontario Inc.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    1170698 Ontario Inc.
                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    Kaban Investments
                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    ------------------------------------------
                                    Mark Briggs


                                    ------------------------------------------
                                    Naveen Jeereddi

           CONTINUATION OF SIGNATURE PAGES TO THE STOCK PURCHASE AGREEMENT

                                    1299039 Ontario Inc.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    ------------------------------------------
                                    Robert Lantos


                                    ------------------------------------------
                                    Brian King


                                    ------------------------------------------
                                    Robert Prichard


                                    ------------------------------------------
                                    Serge Gouin


                                    Mercury Trade International Ltd.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    United Trustco Limited

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    Medavoy 1987 Trust dated January 25, 1999

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    1376654 Ontario Inc.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


           CONTINUATION OF SIGNATURE PAGES TO THE STOCK PURCHASE AGREEMENT

                                    1376653 Ontario Inc.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    HRON Canadian Investments Ltd.
                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------

                                    Brent Belzberg Family Trust

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    ------------------------------------------
                                    Brian Mulroney


                                    ------------------------------------------
                                    Don Gales


                                    ------------------------------------------
                                    Arnold Messer


                                    2668921 Manitoba Ltd.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    1170821 Ontario Inc.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    SMM (Kyzalea)

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------

           CONTINUATION OF SIGNATURE PAGES TO THE STOCK PURCHASE AGREEMENT

                                    1170697 Ontario Inc.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    1170819 Ontario Inc.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    1301449 Ontario Inc.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    1352536 Ontario Inc.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------

                                    1352537 Ontario Inc.

                                    By:
                                          -------------------------------------
                                    Its:
                                          -------------------------------------





           CONTINUATION OF SIGNATURE PAGES TO THE STOCK PURCHASE AGREEMENT

                                      SCHEDULE A


BancAmerica Capital Investors II, L.P.

The Northwestern Mutual Life Insurance Company

Norwest Equity Capital, L.L.C.

Robert W. Baird & Co. Incorporated

BCP II Affiliates Fund Limited

Baird Capital Partners II Limited Partnership

Randolph Street Partners II

Windward/Metropolitan L.L.C.

Windward/Park WACI, L.L.C.

Charles M. Waldon

S.A. Johnson

Dugald K. Campbell

Karl F. Storrie

Scott D.  Rued

Robert R.  Hibbs

Carl E. Nelson

David J. Huls

Mary L.  Johnson

Judith A. Vijums

Dan F. Moorse

Onex Advisor LLC

1170809 Ontario Inc.

1170810 Ontario Inc.

1170812 Ontario Inc.

1170698 Ontario Inc.

Kaban Investments

Mark Briggs

Naveen Jeereddi

1299039 Ontario Inc.

Robert Lantos

Brian King

Robert Prichard

Serge Gouin

Mercury Trade International Ltd.

United Trustco Limited

Medavoy 1987 Trust dated January 25, 1999

1376654 Ontario Inc.

1376653 Ontario Inc.

HRON Canadian Investments Ltd.

Brent Belzberg Family Trust

Brian Mulroney

Don Gales

Arnold Messer

2668921 Manitoba Ltd.

1170821 Ontario Inc.

SMM (Kyzalea)

1170697 Ontario Inc.

1170819 Ontario Inc.

1301449 Ontario Inc.

1352536 Ontario Inc.

1352537 Ontario Inc.

                                SCHEDULE OF PURCHASERS

                          Shares of Class A    Shares of Class B    Shares of Class C     Shares of Class D-1
       Purchaser            Common Stock         Common Stock         Common Stock          Common Stock
------------------------  -----------------    -----------------    -----------------     --------------------
 J2R Partners III                        0                     0            890.00344                       0

 Onex American Holdings                  0           1,501.76276                    0                       0
 LLC

 BancAmerica Capital                     0                     0                    0                       0
 Investors II, L.P.

 The Northwestern Mutual                 0                     0                    0               744.98007
 Life Insurance Company

 Norwest Equity Capital,                 0                     0                    0                       0
 L.L.C.

 Robert W. Baird & Co                    0                     0                    0               202.99220
 Incorporated

 BCP II Affiliates Fund                  0                     0                    0                23.15398
 Limited Partnership

 Baird Capital Partners                  0                     0                    0                71.84589
 II Limited Partnership

 Randolph Street Partners                0                     0                    0                37.24908
 II

 Windward / Metropolitan          72.82206                     0                    0                       0
 L.L.C.

 Windward / Park WACI,           858.09060                     0                    0                       0
 LLC


                           Shares of Class D-2    Shares of Class E    Total Purchase
       Purchaser             Common Stock          Common Stock            Price
------------------------   -------------------    -----------------    --------------
 J2R Partners III                            0            549.42278           $9,803

 Onex American Holdings                      0                    0    $7,904,218.63
 LLC

 BancAmerica Capital                 446.98800                    0       $2,352,583
 Investors II, L.P.

 The Northwestern Mutual                     0                    0       $3,920,972
 Life Insurance Company

 Norwest Equity Capital,             670.48191                    0       $3,528,874
 L.L.C.

 Robert W. Baird & Co                        0                    0    $   1,068,389
 Incorporated

 BCP II Affiliates Fund                      0                    0      $   121,880
 Limited Partnership

 Baird Capital Partners                      0                    0      $   378,120
 II Limited Partnership

 Randolph Street Partners                    0                    0      $   196,049
 II

 Windward / Metropolitan                     0                    0        $ 306,724
 L.L.C.

 Windward / Park WACI,                       0                    0      $ 3,614,248
 LLC



                          Shares of Class A    Shares of Class B    Shares of Class C     Shares of Class D-1
       Purchaser            Common Stock         Common Stock         Common Stock          Common Stock
------------------------  -----------------    -----------------    -----------------     --------------------

 Charles M. Waldon               117.62917                     0                    0                       0

 Dugald K. Campbell               29.56102                     0                    0                       0

 Scott D. Rued                    17.80641                     0                    0                       0

 Carl E. Nelson                   11.87094                     0                    0                       0

 David J. Huls                     4.74838                     0                    0                       0

 Onex Advisor LLC                        0             798.96195                    0                       0

 1170809 Ontario Inc.                    0              37.81920                    0                       0

 1170810 Ontario Inc.                    0              52.22672                    0                       0

 1170812 Ontario Inc.                    0              86.31175                    0                       0

 1170698 Ontario Inc.                    0              20.68971                    0                       0

 Kaban Investments                       0               6.82021                    0                       0

 Mark Briggs                             0               4.54414                    0                       0

 Naveen Jeereddi                         0               6.82021                    0                       0

 1299039 Ontario Inc.                    0               6.82021                    0                       0

 Robert Lantos                           0              34.08504                    0                       0

 Brian King                              0               6.82021                    0                       0

 Robert Prichard                         0              22.72069                    0                       0

 Serge Gouin                             0              45.44938                    0                       0


                           Shares of Class D-2    Shares of Class E    Total Purchase
       Purchaser             Common Stock          Common Stock            Price
------------------------   -------------------    -----------------    --------------
 Charles M. Waldon                           0                    0      $   495,450

 Dugald K. Campbell                          0                    0         $124,510

 Scott D. Rued                               0                    0          $75,000

 Carl E. Nelson                              0                    0          $50,000

 David J. Huls                               0                    0          $20,000

 Onex Advisor LLC                            0                    0    $4,205,171.37

 1170809 Ontario Inc.                        0                    0      $199,053.53

 1170810 Ontario Inc.                        0                    0      $274,884.55

 1170812 Ontario Inc.                        0                    0      $454,284.10

 1170698 Ontario Inc.                        0                    0      $108,896.02

 Kaban Investments                           0                    0       $35,896.76

 Mark Briggs                                 0                    0       $23,917.13

 Naveen Jeereddi                             0                    0       $35,896.76

 1299039 Ontario Inc.                        0                    0       $35,896.76

 Robert Lantos                               0                    0      $179,399.55

 Brian King                                  0                    0       $35,896.76

 Robert Prichard                             0                    0      $119,585.66

 Serge Gouin                                 0                    0      $239,213.44


                          Shares of Class A    Shares of Class B    Shares of Class C     Shares of Class D-1
       Purchaser            Common Stock         Common Stock         Common Stock          Common Stock
------------------------  -----------------    -----------------    -----------------     --------------------
 Mercury Trade                           0             284.99265                    0                       0
 International Ltd.

 United Trustco Limited                  0             169.49316                    0                       0

 Medavoy 1987 Trust dated                0              11.36435                    0                       0
 January 25, 1999

 1376654 Ontario Inc.                    0              23.86273                    0                       0

 1376653 Ontario Inc.                    0               2.38707                    0                       0

 HRON Canadian                           0              45.44938                    0                       0
 Investments Ltd.

 Brent Belzberg Family                   0              22.72069                    0                       0
 Trust

 Brian Mulroney                          0              22.72069                    0                       0

 Don Gales                               0             227.23890                    0                       0

 Arnold Messer                           0              17.04252                    0                       0

 2668921 Manitoba Ltd.                   0              11.36435                    0                       0

 1170821 Ontario Inc.                    0              27.91294                    0                       0

 SMM (Kyzalea)                           0              18.14168                    0                       0

 1170697 Ontario Inc.                    0              12.56400                    0                       0


                           Shares of Class D-2    Shares of Class E    Total Purchase
       Purchaser             Common Stock          Common Stock            Price
------------------------   -------------------    -----------------    --------------
 Mercury Trade                               0                    0    $1,500,000.00
 International Ltd.

 United Trustco Limited                      0                    0      $892,092.29

 Medavoy 1987 Trust dated                    0                    0       $59,813.89
 January 25, 1999

 1376654 Ontario Inc.                        0                    0      $125,596.53

 1376653 Ontario Inc.                        0                    0       $12,563.87

 HRON Canadian                               0                    0      $239,213.44
 Investments Ltd.

 Brent Belzberg Family                       0                    0      $119,585.66
 Trust

 Brian Mulroney                              0                    0      $119,585.66

 Don Gales                                   0                    0    $1,196,025.08

 Arnold Messer                               0                    0       $89,699.78

 2668921 Manitoba Ltd.                       0                    0       $59,813.89

 1170821 Ontario Inc.                        0                    0      $146,914.00

 SMM (Kyzalea)                               0                    0       $95,485.00

 1170697 Ontario Inc.                        0                    0       $66,128.00


                          Shares of Class A    Shares of Class B    Shares of Class C     Shares of Class D-1
       Purchaser            Common Stock         Common Stock         Common Stock          Common Stock
------------------------  -----------------    -----------------    -----------------     --------------------
 1170819 Ontario Inc.                    0              12.56400                    0                       0

 1301449 Ontario Inc.                    0              10.30928                    0                       0

 1352536 Ontario Inc.                    0               7.33707                    0                       0

 1352537 Ontario Inc.                    0               0.69614                    0                       0

        TOTAL                  1,112.52858           3,560.01378            890.00344             1,080.22121


                           Shares of Class D-2    Shares of Class E    Total Purchase
       Purchaser             Common Stock          Common Stock            Price
------------------------   -------------------    -----------------    --------------
 1170819 Ontario Inc.                        0                    0       $66,128.00

 1301449 Ontario Inc.                        0                    0       $54,260.76

 1352536 Ontario Inc.                        0                    0       $38,617.13

 1352537 Ontario Inc.                        0                    0        $3,664.00

        TOTAL                      1,117.46991            549.42278   $35,000,000.00


                                   LIST OF EXHIBITS


Exhibit A                Amended Certificate of Incorporation